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                                                                   EXHIBIT 10.32


                       FIRST AMENDMENT TO CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of May 31, 2002 (the "Amendment Effective Date"), is executed and entered into by and among Daisytek International Corporation, a Delaware corporation (the "Parent"), and each of the Parent's undersigned Subsidiaries party hereto (collectively, the "Borrowers" and together with the Parent, the "Obligated Parties"), Bank of America, National Association, in its capacity as administrative agent (the "Agent"), and each of the financial institutions party hereto (the "Lenders") under the agreement defined below, as follows:

                                    RECITALS:

      A. The Obligated Parties, the Agent, and the Lenders have entered into that certain Credit Agreement dated as of April 24, 2002 (the "Agreement") pursuant to which the Lenders have provided certain credit facilities to the Borrowers.

      B. The Obligated Parties have requested that, the Agent and the Lenders amend certain provisions of the Agreement as provided hereinbelow.

      C. Subject to satisfaction of the conditions set forth herein, the Agent and the Lenders are willing to amend the Agreement as specifically provided herein.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

      Section 1.1 Definitions. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the same meaning in this Amendment as are given to such terms in the Agreement, as amended hereby.

                                   ARTICLE 2

                                   Amendments

      Section 2.1 Amendment to Annex A. Each of the following amendments to the definitions in Annex A of the Credit Agreement is effective as of the Amendment Effective Date:

            (a) The reference to "$3,000,000" in the proviso in clause (g) of the definition of "Eligible Accounts" is amended to read "$3,529,415".


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            (b)   the definition of "Fixed Charge Coverage Ratio" is amended and restated to read in its entirety as follows:

                  "Fixed Charge Coverage Ratio" means, as of the end of any
            fiscal period, the ratio of EBITDA to Fixed Charges.

            (c) The reference to "July 31, 2002" in clause (I) of the definition of "Permitted Acquisition" is amended to read "September 30, 2002".

      Section 2.2 Amendment to Section 7.24. Effective as of the Amendment Effective Date, Section 7.24 of the Agreement is hereby amended and restated in its entirety to read as follows:

            Section 7.24 Borrowers' Fixed Charge Coverage Ratio. The Obligated Parties will not permit the Fixed Charge Coverage Ratio determined for the Borrowers on a consolidated basis for the preceding six (6) months to be less than 1.00 to 1.00.

                                   ARTICLE 3

                                   Conditions

      Section 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

            (a) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

                  (i) Amendment Documents. This Amendment and any other instrument, document, or certificate reasonably required by the Agent to be executed or delivered by the Obligated Parties in connection with this Amendment, in each case duly executed (the "Amendment Documents");

                  (ii) Additional Information. The Agent shall have received such additional documents, instruments, and information as the Agent may reasonably request to effect the transactions contemplated hereby; and

                  (iii) the Borrowers shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent in connection with the Agreement or this Amendment.

            (b) The representations and warranties contained herein, in the Agreement and in all other Loan Documents, as amended hereby, shall be true and correct in all material


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      respects as of the date hereof as if made on the date hereof except for such representations and warranties limited by their terms to a specific date.

            (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent; and

            (d) No Default or Event of Default shall be in existence after giving effect to this Amendment.

                                    ARTICLE 4

                                  Miscellaneous

      Section 4.1 Representations and Warranties. Each of the Obligated Parties hereby represents and warrants to the Agent that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligated Party and will not violate such Obligated Party's organizational or governing documents, (b) the representations and warranties contained in the Agreement and in the other Loan Documents are true and correct on and as of the date hereof, in all material respects, as if made again on and as of the date hereof except for such representations and warranties limited by their terms to a specific date, and (c) after giving effect to this Amendment, no Default or Event of Default exists.

      Section 4.2 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document, including any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

      Section 4.3 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Obligated Parties, the Agent, and the Lenders agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

      Section 4.4 Reference to Agreement. Each of the Loan Documents, including the Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in


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such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

      Section 4.5 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      Section 4.6 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE U.S.

      Section 4.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Obligated Parties, the Agent, and the Lenders and their respective successors and assigns, except no Obligated Party may assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Lenders.

      Section 4.8 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

      Section 4.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 4.10 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of Page Intentionally Left Blank]


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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the Effective Date specified in the preamble hereof.

                                        OBLIGATED PARTIES

                                        THE PARENT:

                                        DAISYTEK INTERNATIONAL CORPORATION


                                        By: ____________________________________
                                            Ralph Mitchell
                                            Executive Vice President, Chief
                                            Financial Officer, and Treasurer

                                        BORROWERS:

                                        DAISYTEK, INCORPORATED
                                        ARLINGTON INDUSTRIES, INC.
                                        DAISYTEK LATIN AMERICA, INC.
                                        DIGITAL STORAGE, INC.
                                        B.A. PARGH COMPANY
                                        THE TAPE COMPANY
                                        TAPEBARGAINS.COM, INC.
                                        VIRTUAL DEMAND, INC.


                                        By: ____________________________________
                                            Ralph Mitchell
                                            Executive Vice President, Chief
                                            Financial Officer, and Treasurer

                                        AGENT:

                                        BANK OF AMERICA, NATIONAL ASSOCIATION,
                                        as Agent


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


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                                        LENDERS:

                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________


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